Mainland China Contribution Plan and Profit Appropriation	12 Months Ended
Dec. 31, 2014
Mainland China Contribution Plan and Profit Appropriation

17. Mainland China contribution plan and profit appropriation

Employees of the Group in the PRC are entitled to retirement benefits calculated with reference to their salary basis upon retirement and their length of service in accordance with a PRC government-managed retirement plan. The PRC government is directly responsible for the payments of the benefits to these retired employees. The Group is required to make contributions to the government-managed retirement plan based on certain percentages of the employees’ monthly salaries. The amounts contributed by the Group were $1,952,704, $2,671,372 and $1,952,480 for the years ended December 31, 2012, 2013 and 2014, respectively.

In addition, the Group is required by law to contribute medical, unemployment, housing and other statutory benefits based on certain percentages of the employees’ monthly salaries. The PRC government is directly responsible for the payments of the benefits to these employees. The amounts contributed by the Group were $2,036,029, $2,610,731 and $1,968,199 for the years ended December 31, 2012, 2013 and 2014, respectively.

In accordance with relevant PRC Company Law and regulations and the Group’s Articles of Association, the Group’s PRC subsidiaries were required to appropriate 10% of their respective profit after taxation reported in their statutory financial statements prepared under the PRC GAAP to the statutory surplus reserve. The Group has statutory reserve balance of $7,648,288 and $7,674,602 as of December 31, 2013 and 2014, respectively. The appropriation of statutory surplus reserve will cease upon the balance of the statutory surplus reserve reaching 50% of the companies’ registered capital. The statutory surplus reserves may be used to make up losses or for conversion into the shareholders’ equity.